UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Revised Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Strategic Realty Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Strategic Realty Trust, Inc.	400 South El Camino Real, Suite 1100
San Mateo, California 94402
(650) 343-9300
www.srtreit.com

January 24, 2014

Dear Stockholder:

We are pleased to announce that Strategic Realty Trust, Inc. (“SRT” or the “Company”) and the SRT Shareholders Coalition (the “Coalition”) have reached a settlement agreement (the “Settlement Agreement”) with respect to the Coalition’s solicitation for the election of their nominee as a director of SRT and its removal proposal at our 2013 annual meeting of stockholders (the “Annual Meeting”) pursuant to the Coalition’s proxy statement filed with the Securities and Exchange Commission on December 5, 2013. The Company and the Coalition have determined that they can best serve the Company’s stockholders by working together in a productive manner to resolve this proxy contest.

The Settlement Agreement, which is described in the accompanying supplement to the Company’s proxy statement, will enable the Company’s board of directors (the “Board”) and management to avoid the additional cost and distraction of an ongoing contested election and continue to focus on growing stockholder value. As part of the Settlement Agreement, John B. Maier II has resigned from the Board and Todd Spitzer has been appointed as a Class II director whose term will expire at the Company’s 2014 annual meeting of stockholders. The Coalition has agreed not to nominate Mr. Spitzer for election at the Annual Meeting and not to make a proposal to remove the other members of the Board. All of the members of the Coalition have agreed to vote their shares for the election of Andrew Batinovich as a Class I director at the Annual Meeting.

The Board is convinced that this negotiated settlement is in the best interests of the Company and all of its stockholders. The Board recommends that you vote FOR Mr. Batinovich for election at the Annual Meeting by voting on the enclosed WHITE proxy card. If you submitted or submit a green proxy card included with the Coalition’s proxy statement, your shares will not be included in determining whether or not a quorum is present and will not be counted in tabulating the number of votes cast unless you subsequently submitted or submit a later dated, validly executed WHITE proxy card supplied by the Company. If you have previously voted FOR Mr. Batinovich by using a WHITE proxy card supplied by the Company and have not subsequently revoked that vote, you need not complete a proxy card again if you continue to support Mr. Batinovich’s election.

We are enclosing the following important documents for your information in connection with the Settlement Agreement:

•	A supplement to the Company’s proxy statement containing additional information about the Settlement Agreement; and

•	A WHITE proxy card for you to use to vote for Mr. Batinovich for election to the Board at the Annual Meeting.

If you would like to review the complete text of the Settlement Agreement, you can find it on file with the Securities and Exchange Commission as part of the Company’s Current Report on Form 8-K dated January 22, 2014.

The supplement describes whether and, where applicable, how your shares will be voted in the event you already voted on a proxy card previously supplied by the Company or the Coalition and you do not submit a new vote using the enclosed WHITE proxy card. Please review the supplement and vote using the enclosed WHITE proxy card. Your vote is very important. Regardless of the number of our shares you own, it is important that your shares be represented at the Annual Meeting.

If you have any questions about voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at 800-322-2885 or by e-mail at proxy@mackenziepartners.com.

We assure you that the Board and management will continue to act in the best interest of all of the Company’s stockholders. Thank you for your ongoing support of, and continued interest in, Strategic Realty Trust, Inc.

Sincerely,
Jeffrey Rogers
Director

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 7, 2014:

Our proxy statement, supplement to the proxy statement, form of proxy card and 2012 annual report to stockholders are also available at http://www.srtreit.com

STRATEGIC REALTY TRUST, INC.

400 South El Camino Real, Suite 1100

San Mateo, California 94402

(650) 343-9300

_________________________________

SUPPLEMENT TO

PROXY STATEMENT

_________________________________

This supplement (the “Supplement”) supplements and amends the proxy statement dated December 12, 2013 (the “Proxy Statement”) of Strategic Realty Trust, Inc. (the “Company”) furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board of Directors” or the “Board”) for use at the 2013 annual meeting of stockholders (the “Annual Meeting”) to be held on February 7, 2014 at 9:00 a.m. local time, at the offices of DLA Piper LLP (US) located at 555 Mission Street, Suite 2400, San Francisco, California 94105, and at any adjournment or postponement thereof. The record date for the determination of the holders of common stock who are entitled to notice of and to vote at the Annual Meeting is December 2, 2013, which is the same record date specified in the Proxy Statement. This Supplement, which should be read in conjunction with the Proxy Statement, is first being mailed to stockholders on or about January 24, 2014.

On January 22, 2014, the Company entered into a settlement agreement (the “Settlement Agreement”) with the SRT Shareholders Coalition (the “Coalition”), pursuant to which the Coalition terminated its solicitation of proxies in support of its nominee for election as a director of SRT and its removal proposal at the Annual Meeting pursuant to the Coalition’s proxy statement filed with the Securities and Exchange Commission on December 5, 2013 (the “Coalition Proxy Statement”). As part of the Settlement Agreement, John B. Maier II and Anthony W. Thompson have resigned from the Board and Todd A. Spitzer has been appointed as a Class II director whose term will expire at the Company’s 2014 annual meeting of stockholders. The Coalition has agreed not to nominate Mr. Spitzer for election at the Annual Meeting and not to make a proposal to remove the other members of the Board at the Annual Meeting. For more information regarding the Settlement Agreement, please see the summary set forth below under the section entitled “Summary of the Settlement Agreement.”

All of the members of the Coalition have agreed to support the election of Andrew Batinovich as a Class I director at the Annual Meeting by voting their shares for Mr. Batinovich, and the Board urges you to elect Mr. Batinovich by voting on the enclosed WHITE proxy card. The enclosed WHITE proxy includes the same nominee as the one distributed by the Company with the Proxy Statement. The enclosed WHITE proxy differs from the green proxy card included with the Coalition Proxy Statement. Please review the Supplement and vote using the enclosed WHITE proxy card. If you submitted or submit a green proxy card included with the Coalition Proxy Statement, your shares will not be included in determining whether or not a quorum is present and will not be counted in tabulating the number of votes cast unless you subsequently submitted or submit a later dated, validly executed WHITE proxy card supplied by the Company. If you have previously voted FOR Mr. Batinovich by using a WHITE proxy card supplied by the Company and have not subsequently revoked that vote, you need not complete a proxy card again if you continue to support Mr. Batinovich’s election.

The Board unanimously recommends that you vote FOR Mr. Batinovich on the enclosed WHITE proxy card.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by notice in writing to MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, or by submitting a later dated proxy or by voting in person at the Annual Meeting. For additional information regarding voting your shares, refer to the section below captioned “Voting of Proxies.” To revoke a proxy previously submitted by mail, fax or email, or authorized via telephone or the Internet, you may simply authorize a proxy again at a later date using one of the procedures set forth above, but before the deadline for mail, fax, email, telephone, or Internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

Management does not intend to bring before the Annual Meeting any matters other than the election of Mr. Batinovich to the Board as a Class I director, and knows of no matters other than the foregoing that will be considered at the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the white proxy card to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Annual Meeting.

BACKGROUND TO THE PROXY CONTEST

On October 20, 2013, Thompson National Properties, LLC (“TNP”), a member of the Coalition, notified the Company of its intention to nominate a slate of directors for election at the Annual Meeting. TNP subsequently supplemented and revised its nomination on October 25, 2013 and November 8, 2013. On December 5, 2013, the Coalition filed its definitive proxy statement with the Securities and Exchange Commission and commenced mailing it to the Company’s stockholders to solicit proxies to be used at the Annual Meeting to elect Todd Spitzer to the Board and to remove each of the other members of the Board (other than Mr. Spitzer) and replace the existing Board with the following nominees: Dianne Costa, Jerome Hagley, Michael Karas and Marshall Karr (and direct Mr. Spitzer to appoint these individuals to the Board) (the “Removal Proposal”).

On December 12, 2013, the Company filed its definitive proxy statement and commenced mailing it to the Company’s stockholders to solicit proxies to be used at the Annual Meeting to elect Andrew Batinovich to the Board.

On January 22, 2014, the Company and the Coalition entered into the Settlement Agreement, which is described immediately below.

SUMMARY OF THE SETTLEMENT AGREEMENT

Pursuant to the terms of the Settlement Agreement, the Coalition has agreed not to nominate Mr. Spitzer for election at the Annual Meeting and not to bring the Removal Proposal at the Annual Meeting. The Coalition and all of their affiliates have ceased all efforts with respect to the solicitation of proxies for the Annual Meeting and all members of the Coalition will vote their shares in favor of Andrew Batinovich’s election at the Annual Meeting. As part of the Settlement Agreement, John B. Maier II and Anthony W. Thompson resigned from the Board and Todd Spitzer was appointed as a Class II director whose term will expire at the Company’s 2014 annual meeting of stockholders. Mr. Spitzer was appointed to serve as the chairman of the Board and as co-chair of the audit committee. The Company has agreed to support the reelection of Mr. Spitzer at the Company’s 2014 annual meeting of stockholders, and the Coalition has agreed to support the election of Mr. Batinovich at the Company’s 2014 annual meeting of stockholders should Mr. Batinovich be up for election at that time as a Class I Director. The Board named Mr. Maier Chairman Emeritus of the Company for a period of one year. In addition to the changes in the composition of the Board, as part of the Settlement Agreement Mr. Batinovich resigned as chief financial officer of the Company, and Terri Garnick was appointed to that role. Mr. Batinovich continues to serve as the Company’s president and corporate secretary and as a director.

The Settlement Agreement provides that the size of the Board will remain at four directors unless approved by the unanimous vote of all of the members of the Board or a stockholder resolution. In addition, no new committees of the Board will be established unless approved by the unanimous vote of all of the members of the Board. Upon entering into the Settlement Agreement the special committee of the Board was dissolved.

Pursuant to the terms of the Settlement Agreement, the Board has established a Broker Dealer Advisory Committee (the “BDAC”) made up of representatives from the broker-dealers who sold shares of the Company’s common stock who will consult with the Company. The BDAC will have the opportunity to meet in person with management at least once per quarter and to meet with the Board at least two times per year. The members of the BDAC will be unpaid except for reimbursement of their reasonable travel costs in connection with such meetings.

Pursuant to the Settlement Agreement, the Company adopted amended and restated bylaws, which are available in the Current Report on Form 8-K dated January 22, 2014 and filed with the Securities and Exchange Commission. The material effects of the bylaw amendment are to:

•	eliminate the ability of the chairman of the Board of Directors or the president to call a special meeting of the stockholders; such meetings can now be called only by the stockholders, the Board or a majority of the independent directors;

•	reduce some of the information requirements imposed on stockholders who wish to make nominations or other proposals at an annual meeting of stockholders;

•	permit a change in the size of the Board only by stockholders or the unanimous vote of the directors;

•	permit any vacancy on the Board of Directors to be filled by stockholders if and when the Company is no longer subject to Section 3-804(c) of the Maryland Unsolicited Takeover Act (“MUTA”), as discussed below; and

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•	limit director compensation for 2014 and 2015 to $40,000 per year, except that each chairman of the audit committee shall be entitled to an additional $2,500 per quarter.

As described in the Proxy Statement, on October 31, 2013, the Company opted in to all of the provisions of MUTA (other than Section 3-804(c), which the Company had previously opted into by stockholder vote). Pursuant to the Settlement Agreement, the Company opted out of the provisions of Sections 3-804 (a), 3-804(b) and 3-805 of MUTA. As a result of the foregoing, for the time being:

•	the Company continues to have a classified Board;

•	only the Board may fill vacancies on the Board of Directors (but see the description of the proposed charter amendment regarding Section 3-804(c) of MUTA below);

•	directors may be removed for cause by the vote of a majority of the shares entitled to vote;

•	the stockholders have the power to fix the size of the Board; and

•	special meetings of the stockholders may be called by 10% of the shares entitled to vote (but see the description of the proposed charter amendment below).

Pursuant to the Settlement Agreement, unless unanimously opposed by the Board, the Company has agreed to recommend amendments to the Company’s charter (to be considered at the Company’s 2014 annual meeting) to provide that:

•	directors may be removed without cause;

•	a special meeting of stockholders will be called upon the request of holders of shares entitled to cast not less than one-third of all the votes entitled to be cast at the meeting;

•	a quorum at a stockholder meeting shall be the presence in person or by proxy of stockholders entitled to cast at least one-third of all of the votes entitled to be cast at such meeting on any matter; and

•	Section 3-804(c) of MUTA will not then be applicable to the Company so that any vacancy on the Board of Directors may be filled by stockholders.

In order that the stockholders may have the ability to remove directors without cause even before the charter amendment referenced above, each of the current directors of the Company has agreed to resign should the stockholders pass a resolution calling for his removal prior to the 2014 annual meeting. This conditional resignation will not survive the date of the 2014 annual meeting.

As part of the Settlement Agreement, Anthony Thompson resigned from the Board, and the seat he occupied will be eliminated when the size of the Board is reduced from five to four effective at the Annual Meeting. Concurrent with the Settlement Agreement, Glenborough Property Partners, LLC purchased all of the shares of the Company’s common stock beneficially owned by TNP and its affiliates. The Coalition has agreed that if another group solicits proxies to elect Mr. Thompson or one of his affiliates as a director of the Company or to rehire Mr. Thompson or one of his affiliates as advisor or property manager or as an officer, including a proposal for the election of a director candidate who supports such hiring, the Coalition will not publicly support such solicitation.

Each of the members of the Coalition have agreed to certain restrictions on their activities related to the Company, including an agreement not to seek to call a special meeting of stockholders or engage in any proxy contest. The Settlement Agreement contains certain other provisions, including restrictions on publicly disparaging the other party, mutual releases of claims in connection with the proxy contest and related covenants not to sue, certain representations and warranties, and the Company’s agreement to reimburse the Coalition for $200,000 of third-party expenses incurred in connection with the solicitation of proxies for the Annual Meeting. The Settlement Agreement will be in effect until June 30, 2016 or until the earlier uncured breach of certain provisions thereof except that the mutual releases shall survive. We estimate that the total cost of the settlement to the Company will be approximately $375,000, which includes the Coalition reimbursement described above, future reimbursement of certain BDAC travel costs, and the legal costs associated with preparing this Supplement, negotiating the Settlement Agreement and implementing its provisions, such as preparing the 2014 annual meeting proxy statement to include the charter amendments described above.

THE COMPANY HAS FILED THE SETTLEMENT AGREEMENT AS AN EXHIBIT TO A CURRENT REPORT ON FORM 8-K DATED JANUARY 22, 2014 AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE DESCRIPTION OF THE SETTLEMENT AGREEMENT IN THIS SUPPLEMENT IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE SETTLEMENT AGREEMENT.

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YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS ASKS YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD SO THAT YOUR VOTE MAY BE COUNTED. If you have previously voted FOR Mr. Batinovich by using a WHITE proxy card supplied by the Company and have not subsequently revoked that vote, you need not complete a proxy card again if you continue to support Mr. Batinovich’s election.

VOTING OF PROXIES

Majority Voting

Because the Company and the Coalition have settled the Coalition’s proxy contest, the election of nominees for director at the Annual Meeting is no longer a contested election. As a result, Mr. Batinovich will be elected if sufficient shares are present at the meeting to establish a quorum and he receives the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. Abstentions and withholds count as being present at the meeting and thus they have the effect of a vote against the nominee.

Voting of Proxies

If (i) you previously submitted the white proxy card enclosed with the Company’s original proxy statement (the “Old Proxy Card”), and (ii) you do not submit the revised WHITE proxy card enclosed with this Supplement, then your votes will be cast as you directed in the Old Proxy Card.

If you submitted or submit an unrevoked green proxy card included with the Coalition Proxy Statement, your shares will not be included in determining whether or not a quorum is present and will not be counted in tabulating the number of votes cast. In order to have your shares present and voted at the meeting, please submit the WHITE proxy card enclosed with this Supplement. (If you have previously voted FOR Mr. Batinovich by using a WHITE proxy card supplied by the Company and have not subsequently revoked that vote, you need not complete a proxy card again if you continue to support Mr. Batinovich’s election.)

Revocation of Proxies

If you have already voted by using the white proxy card included with the Company’s original Proxy Statement, or the green proxy card included with the Coalition Proxy Statement, you may revoke it by subsequently voting on the WHITE proxy card enclosed with this Supplement. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by notice in writing to MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, or by submitting a later dated proxy or by voting in person at the Annual Meeting. To revoke a proxy previously submitted by mail, fax or email, or authorized via telephone or the Internet, you may simply authorize a proxy again at a later date using one of the procedures set forth above, but before the deadline for mail, fax, email, telephone, or Internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked. Such deadlines are detailed on the enclosed WHITE proxy card.

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ELECTION OF DIRECTORS

The Company currently has a five-member Board, with the five seats divided into three classes. As part of the Settlement Agreement, John B. Maier II resigned from the Board and Todd Spitzer was appointed to take his place as a Class II director. In addition, Anthony W. Thompson resigned from the Board. The current directors are divided as follows: Class I is comprised of Andrew Batinovich and a vacancy resulting from the resignation of Mr. Thompson, Class II is comprised of Todd A. Spitzer, and Class III is comprised of Phillip I. Levin and Jeffrey S. Rogers. The terms for both Andrew Batinovich’s seat and the vacancy created by Mr. Thompson’s resignation are each expiring as of the Annual Meeting. However, the Board previously voted to reduce the size of the Board from five members to four, and therefore only one director is to be elected to the Board at the Annual Meeting.

The Board has nominated Andrew Batinovich for election to our Board as a Class I director for a term of office commencing on the date of the Annual Meeting and ending on the date of the 2016 annual meeting of stockholders and until his successor is elected and qualified. Mr. Batinovich currently serves as a member of the Board of Directors and the Board believes that Mr. Batinovich has played and will continue to play a vital role in our management and operations.

Unless otherwise instructed on the proxy, the shares represented by WHITE proxies will be voted “FOR” Mr. Batinovich. Mr. Batinovich has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on the Board for a three-year term and until his successor has been elected and qualified. If Mr. Batinovich becomes unavailable for any reason, the shares represented by WHITE proxies may be voted for a substitute nominee designated by the board of directors. We are not aware of any family relationship among Mr. Batinovich and the other directors or executive officers of the Company. Mr. Batinovich has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that he has agreed to serve as our director if elected.

DIRECTORS CONTINUING IN OFFICE

The following table and biographical descriptions set forth information with respect to the individuals who are currently members of our board of directors and whose terms do not expire in 2013.

Name	Age	Position
Phillip I. Levin	74	Independent Director
Jeffrey S. Rogers	44	Independent Director
Todd A. Spitzer	53	Independent Director

Todd A. Spitzer has served as one of our independent directors since January 22, 2014. His term will expire at the 2014 annual meeting of stockholders. Mr. Spitzer has also served as the Chairman of the Board of Directors and the Co-Chair of the Audit Committee since January 22, 2014. Mr. Spitzer is currently the Orange County California Supervisor for the Third District. Mr. Spitzer has chaired the Orange County California Transportation Authority’s Finance and Administration Committee since January 2013 where he oversees the finances of the $1.2 billion agency as well as the funds managed through the county’s transportation taxes. Since January 2013 he has also been a voting member of the Foothill and San Joaquin Hills Transportation Corridor Agencies. In addition, since 2011 Mr. Spitzer has been a consultant and social media advisor with expertise designing social media platforms and policies for broker–dealers regulated by FINRA and the SEC. From 2010 to the present Mr. Spitzer has also served as an attorney at law at the Spitzer Law Office. From 2008 through 2010 Mr. Spitzer served as an assistant district attorney in the Orange County California District Attorney’s Office. Between December 2002 and November 2008, Mr. Spitzer served as an elected member of the California State Assembly. Mr. Spitzer earned a Master in Public Policy degree from the University of California, Berkeley in Berkeley, California, a Juris Doctorate degree from the University of California Hastings College of Law, in San Francisco, California, and a Bachelor of Arts degree in Government from the University of California, Los Angeles in Los Angeles, California.

The Board has determined that Mr. Spitzer is qualified to serve as one of our directors due to the depth of his experience in public policy and governance and his professional experience as an attorney. The Board has also determined that Mr. Spitzer meets the independence standards of the Company’s corporate governance documents, the SEC, the New York Stock Exchange and applicable law.

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EXECUTIVE OFFICERS

The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position
Andrew Batinovich	55	Chief Executive Officer, Corporate Secretary and Director
Terri Garnick	53	Chief Financial Officer

Terri Garnick has served as our Chief Financial Officer since January 2014. Since April 2005, Ms. Garnick has served as Senior Vice President and Chief Accounting Officer for Glenborough, LLC (“Glenborough”), a privately held full service real estate investment and management company focused on the acquisition, management and leasing of institutional quality commercial properties including retail, office and industrial properties. Ms. Garnick oversees all property management accounting, financial statement preparation, SEC reporting, cash management, internal audit, external audit coordination, and tax returns for Glenborough and its investment affiliates, as well as information technology and human resources functions. Ms. Garnick and Glenborough have been providing accounting services to the Company since May 2013. From June 2001 until April 2005, Ms. Garnick worked as Special Projects Coordinator at Glenborough. Between January 1996 and June 2001, Ms. Garnick served as Senior Vice President and Chief Accounting Officer for Glenborough Realty Trust, Inc., a real estate investment trust with a portfolio of primarily office properties. Prior to the merger of Glenborough with Glenborough Realty Trust, Inc., Ms. Garnick served from August 1992 until January 1996 as Vice President of Glenborough Corporation, a private real estate investment and management firm. Prior to her promotion to Vice President, Ms. Garnick worked at Glenborough Corporation as an Accounting Manager from October 1989 until August 1992. Before joining Glenborough Corporation in 1989, Ms. Garnick was Controller at August Financial Corporation, a real estate investment and management company and a Senior Accountant at Deloitte, Haskins & Sells, an accounting firm. Ms. Garnick earned a certified public accountant designation from the state of California and holds a Bachelor of Science degree in Accounting from San Diego State University.

Compensation of Executive Officers

Neither Mr. Batinovich nor Ms. Garnick receive any compensation directly from the Company for their services as executive officers.

CORPORATE GOVERNANCE

Audit Committee

Our board of directors has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The current members of the audit committee are Phillip I. Levin, Jeffrey S. Rogers and Todd A. Spitzer, each an independent director. Mr. Levin is the designated audit committee financial expert and he and Mr. Spitzer are co-chairmen of the audit committee.

Special Committee

Pursuant to the Settlement Agreement, the Board of Directors dissolved the special committee of the Board on January 22, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of January 24, 2014 for each person or group that holds more than 5% of our common stock, for each of our current directors and executive officers and for our current directors and executive officers as a group. To our knowledge, each person that beneficially owns our shares has sole voting and disposition power with regard to such shares.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 400 South El Camino Real, Suite 1100, San Mateo, California 94402.

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Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of All Shares
Andrew Batinovich(2)	133,333	1.2%
Terri Garnick	0	*
Phillip I. Levin	10,000	*
Jeffrey S. Rogers	12,500	*
Todd A. Spitzer	0	*
All directors and executive officers as a group	155,833	1.4%

*	Less than 1% of the outstanding common stock.

(1)	Under SEC rules, a person is deemed to be a “beneficial owner” of a security if he or she has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities that he or she has a right to acquire within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she has no economic or pecuniary interest.

(2)	Includes 133,333 shares held by Glenborough Property Partners, LLC. Mr. Batinovich may be deemed to have beneficial ownership of the shares beneficially owned by Glenborough Property Partners, LLC.

SOLICITATION OF Proxy Cards: Expenses

The Company will bear the entire cost of its solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees of our advisor and its affiliates, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders. We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee not expected to exceed $75,000, plus reasonable out of pocket expenses relating to these services. MacKenzie expects that approximately 25 of its employees will assist in the solicitation. We estimate that our total expenditures relating to the solicitation of proxy cards for the Annual Meeting, including MacKenzie’s fees, will be approximately $485,000. Our total expenditures to date for, in furtherance of, or in connection with the solicitation of stockholders with respect to the Annual Meeting has been approximately $455,000 out of the total $485,000 we expect to spend.

Participants in the Company’s Solicitation

Under applicable regulations of the SEC, the Company, its directors and its executive officers are, and SRT Advisor, LLC and Glenborough, LLC may be deemed to be, participants in this solicitation.

Todd A. Spitzer. Mr. Spitzer is a member of the Board of Directors and serves as the chairman of the Board. The principal business address of Mr. Spitzer is 7420 E. Morninglory Way, Orange, California 92869. For information regarding Mr. Spitzer’s beneficial ownership of Company securities, see “Security Ownership of Certain Beneficial Owners and Management.” For additional information regarding Mr. Spitzer, including his present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years, please see “Directors Continuing in Office.”

Except as noted above, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (x) no participant in this solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

7

OTHER MATTERS

Mailing of Materials; Other Business

We will mail a WHITE proxy card together with this Supplement to all stockholders of record on December 2, 2013, the record date. The Board knows of no other business to be submitted at the Annual Meeting other than the matters described in the Proxy Statement and this Supplement. If any other matters properly come before the Annual Meeting, or any postponement or adjournment thereof, it is the intention of the person named in the enclosed form of proxy to vote the shares they represent as our Board may recommend.

It is important that proxies be returned promptly. Therefore, stockholders are urged to authorize a proxy by telephone or the Internet (if eligible) or to date, sign and return the accompanying WHITE proxy card in the accompanying return envelope, by fax to 646-439-9201, or by email by following the instructions provided on the WHITE accompanying proxy card.

8

STRATEGIC REALTY TRUST, INC

ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY 7, 2014

FORM OF PROXY CARD

Solicited by the Board of Directors

Please Vote by February 6, 2014

The undersigned stockholder of Strategic Realty Trust, Inc., a Maryland corporation, hereby appoints John B. Maier II, as proxy for the undersigned with full power of substitution, to attend the 2013 annual meeting of stockholders of Strategic Realty Trust, Inc. to be held on February 7, 2014 at 9:00 a.m. local time, at the San Francisco office of DLA Piper LLP (US) at 555 Mission Street, Suite 2400, San Francisco, California 94105, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders, the accompanying proxy statement, and the supplement to the proxy statement, which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

You may obtain directions to attend the 2013 annual meeting of stockholders of Strategic Realty Trust, Inc. by calling MacKenzie Partners at 800-322-2885 or visiting our website at www.srtreit.com.

This proxy is solicited on behalf of the Strategic Realty Trust, Inc. board of directors. In his discretion, Mr. Maier is authorized to vote upon such other business as may properly come before the 2013 annual meeting, including matters incident to its conduct.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE TO THE BOARD OF DIRECTORS NAMED BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” THE NOMINEE TO THE BOARD OF DIRECTORS.

I.	For the election of Andrew Batinovich to serve as Director until the annual meeting of stockholders of Strategic Realty Trust, Inc. to be held in the year 2016 and until his successor is elected and qualified.

☐ For Andrew Batinovich	☐ Withheld as to Andrew Batinovich

Name:	Date: / /20__
Title:

Name:	Date: / /20__
Title:

YOUR VOTE IS IMPORTANT!

You can authorize a proxy to cast your vote and otherwise represent you at the 2013 annual meeting of stockholders in one of five ways:

MAIL: Return the completed proxy card in the accompanying self-addressed postage-paid return envelope. Completed proxy cards must be received by February 6, 2014.

FAX: Fax the completed proxy card to 646-439-9201 until 11:59 p.m. Pacific Standard Time on February 6, 2014.

EMAIL: Email the completed proxy card to proxy@mackenziepartners.com until 11:59 p.m. Pacific Standard Time on February 6, 2014.

CALL: To vote your proxy by phone, call toll-free at 1-888-693-8683 and follow the recorded instructions until 11:59 p.m. Pacific Standard Time on February 6, 2014.

LOG-ON: To vote your proxy via the Internet, go to www.cesvote.com and follow the online instructions until 11:59 p.m. Pacific Standard Time on February 6, 2014.